UNITED STATES

SECURITIES EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2016

Great Elm Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 First Street, First Floor

Los Altos, California 94022

(Address of principal executive offices) (Zip Code)

(650) 518-7111

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The registrant entered into a subscription agreement, dated as of June 23, 2016, by and among the registrant, funds managed by MAST Capital Management, LLC, a Delaware limited liability company (“MAST”), and Great Elm Capital Corp., a Maryland corporation (“GECC”).  The registrant invested $30 million in cash to purchase common shares of GECC.  The subscription agreement is incorporated by reference as Exhibit 10.1.

One of the conditions to completion of the transactions contemplated by the subscription agreement is GECC entering into an investment management agreement with Great Elm Capital Management, Inc., a subsidiary of the registrant (“GECM”).

Assuming the transactions contemplated by the subscription agreement are completed, following the closing under the subscription agreement, Full Circle Capital Corporation will be merged with and into GECC.  A copy of the merger agreement for the Full Circle merger is incorporated by reference as Exhibit 10.2.

On June 23, 2016, the registrant and the holders of its Senior Secured Notes due 2019 (the “Notes”) entered into a consent agreement that will enable the transactions contemplated by the subscription agreement and merger agreement to be consummated without causing any conflict with the Notes and the indenture under which the Notes were issued.  A copy of the consent agreement is attached as Exhibit 10.3

GECM, MAST and key employees of MAST have a non-binding memorandum of understanding for GECM to hire almost all of MAST’s employees, who will also remain employees of MAST, to compensate MAST and such employees in connection with the transactions contemplated by the subscription agreement and providing services to GECM. Funds managed by MAST are the largest stockholders of the registrant and Peter A. Reed, a Partner at MAST is a member of the registrant’s board of directors.

Item 8.01 Other Events.

Full Circle issued a press release and made an investor presentation in connection with the proposed merger which are furnished as Exhibits 99.2 and 99.3, respectively.

The registrant estimates that annual revenue from its investment in GECC will be approximately $2.7 million and GECM’s first year revenue under the GECC investment management will be at least $7 million.  The registrant estimates that costs against that revenue will be between 45% and 65%.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The exhibit index attached hereto is incorporated herein by reference.

Forward-Looking Statements. This communication contains forward-looking statements, including, but not limited to, those regarding the transactions contemplated by the subscription agreement, the merger agreement, expected revenue and expenses and in the presentation. These statements may discuss the anticipated manner, terms and conditions upon which the transactions will be consummated, and the future performance of our business. Forward-looking statements may contain words such as “expect,” “estimate,” “believe,” “may,” “can,” “should,” “will,” “forecast,” “anticipate” or similar expressions, and include the assumptions that underlie such statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, but not limited to: the ability to consummate the transactions in a timely manner or at all; satisfaction of the conditions precedent to consummation of the transactions; and our plans for and the prospects for our business and its growth. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof. Except as required under applicable law, we do not undertake any obligation to update any forward-looking statements.

Additional Information and Where to Find It. GECC will file with the SEC a registration statement with respect to the Full Circle transaction. The definitive proxy statement-prospectus related to that registration statement will contain important information. YOU ARE URGED AND ADVISED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The proxy statement and other relevant materials (when they become available) and any other documents filed by us with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from us, by contacting us at 20 First Street, First Floor, Los Altos, CA 94022 or by going to our website www.unwiredplanet.com.

Participants in the Solicitation. We and our directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Full Circle merger. Information about our directors and executive officers is in our Proxy Statement on Schedule 14A filed with the SEC on May 26, 2016. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from us, by contacting us at 20 First Street, First Floor, Los Altos, CA 94022 or by going to our website www.unwiredplanet.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the registration statement that GECC intends to file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2016

GREAT ELM CAPITAL GROUP, INC.

By:	/s/James D. Wheat
James D. Wheat
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
10.1

Subscription Agreement, dated as of June 23, 2016, by and among Great Elm Capital Group, Inc., a Delaware corporation, the funds managed by MAST Capital Management LLC signatory thereto, and Great Elm Capital Corp., a Maryland corporation. (1)

10.2	Agreement and Plan of Merger, dated as of June 23, 2016, by and between Full Circle Capital Corporation, a Maryland corporation, and Great Elm Capital Corp., a Maryland corporation. (2)

10.3	Consent Agreement, dated as of June 23, 2016, by and among Great Elm Capital Group, Inc. and the holders of its Senior Secured Notes due 2019 signatory thereto.

99.1	Full Circle press release, dated June 24, 2016 (3)(4)

99.2	Full Circle presentation, dated June 2016 (3)(5)

(1)	Incorporated by reference from Exhibit 2.2 to the Form 8-K filed on June 26, 2016 by Full Circle Capital Corporation (File No. 814-00809)

(2)	Incorporated by reference from Exhibit 2.1 to the Form 8-K filed on June 26, 2016 by Full Circle Capital Corporation (File No. 814-00809)

(3)

This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this exhibit not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained therein constitutes material investor information that is not otherwise publicly available.

(4)	Incorporated by reference from Exhibit 99.2 to the Form 8-K filed on June 24, 2016 by Full Circle Capital Corporation (File No. 814-00809)

(5)	Incorporated by reference from Exhibit 99.1 to the Form 8-K filed on June 24, 2016 by Full Circle Capital Corporation (File No. 814-00809)